UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2019

Nestbuilder.com Corp.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-55875 (Commission File Number)	82-3254264 (I.R.S. Employer Identification No.)

201 W. Passaic Street, Suite 301

Rochelle Park, NJ 07662

(Address of principal executive offices) (zip code)

(201) 845-7001

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry Into a Material Definitive Agreement.

On August 20, 2019, we issued Common Stock Purchase Warrants to six individuals for the purchase of up to an aggregate of 1,192,500 shares of our Common Stock. Alex Aliksanyan, our Chief Executive Officer and a Director, was issued warrants to purchase up to 420,000 shares of our Common Stock. Thomas Grbelja, our Treasurer, Secretary and a Director, was issued warrants to purchase up to 230,000 shares of our Common Stock. William McLeod, our President and a Director, was issued warrants to purchase up to 150,000 shares of our Common Stock.

Each Common Stock Purchase Warrant is exercisable, by its holder, in whole or in part, at any time between August 20, 2019 and August 20, 2024, into shares of our Common Stock as follows: (i) by a cash payment to us at a cash exercise price equal to $0.20 per share, or (ii) by notice of election to exercise the warrant in a cashless exercise to obtain a number of shares of our Common Stock computed using the following formula: X = Y(A-B)/A; where X = the number of shares of Common Stock to be issued to the holder, Y = the number of shares of Common Stock purchasable under the warrant, A = the fair market value of one share of Common Stock on the date of determination, and B = the per share exercise price of $0.20.

The foregoing does not purport to be a complete description of the terms of the Common Stock Purchase Warrants and is qualified in its entirety by reference to the full text of the Form of Common Stock Purchase Warrant, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. Readers should review this agreement for a complete understanding of the terms and conditions associated with the transaction.

Item 3.02 Unregistered Sale of Equity Securities.

On August 20, 2019, we issued Common Stock Purchase Warrants to six individuals for the purchase of up to an aggregate of 1,192,500 shares of Common Stock.

The issuances of warrants were exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, and the holders were all either accredited or sophisticated investors familiar with our operations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Common Stock Purchase Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2019	Nestbuilder.com Corp.,
a Nevada corporation

/s/ Alex Aliksanyan
	By:	Alex Aliksanyan
	Its:	Chief Executive Officer